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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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      Date of Report (Date of Earliest Event Reported): September 29, 2000

                          UNITED INDUSTRIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              1-4252                                     95-2081809
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     (Commission File Number)               (I.R.S. Employer Identification No.)


570 LEXINGTON AVENUE, NEW YORK, NY                               10022
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(Address of Principal Executive offices)                       (Zip Code)


                                 (212) 752-8787
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)


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78495.0001

ITEM 5.              OTHER EVENTS

                     On October 3, 2000, the Registrant issued a press release announcing that it had completed the previously announced sale of its Symtron Systems, Inc. subsidiary to IFTE plc for $15.3 million in cash (which includes the repayment of intercompany indebtedness). The press release, which is filed as Exhibit 99 to this Form 8-K and is hereby incorporated by reference, contains a more complete description of such event.


ITEM 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                     AND EXHIBITS


Exhibit No.       Exhibit
-----------       -------

99. Press Release, dated October 3, 2000, announcing the completion of the previously announced sale of Symtron Systems, Inc. to IFTE plc.
















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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              United Industrial Corporation

Date: October 3, 2000.                        By: /s/ James H. Perry
                                                  ------------------------------
                                                  James H. Perry
                                                  Chief Financial Officer,
                                                  Vice President and Treasurer


















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
                                  EXHIBIT INDEX



Exhibit No.                             Exhibit
-----------                             -------

   99. Press Release, dated October 3, 2000, announcing the completion of the previously announced sale of Symtron Systems, Inc. to IFTE plc.



















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